SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

     [x] Preliminary Proxy Statement
     [ ] Confidential  for Use of the  Commission  Only  (as  permitted  by Rule
         14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                        HYPERMEDIA COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.
     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1)  Title of each class of securities to which transaction applies:


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         (2)  Aggregate number of securities to which transaction applies:


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         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4)  Proposed maximum aggregate value of transaction:


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         (5)  Total fee paid:


     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount previously paid:


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         (2)  Form, Schedule or Registration Statement No.:


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         (3)  Filing Party:


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         (4)  Date Filed:

      PRELIMINARY COPY. INTENDED DATE OF DEFINITIVE PROXY: APRIL 28, 2000.

                         HYPERMEDIA COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held June 6, 2000

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company" or "HyperMedia"), will be held on Tuesday, June 6, 2000 at 12:00 p.m., local time, at the Company's offices at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, for the following purposes:

         (1) To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

         (2) To approve an amendment to our 1991 Stock Plan to increase the number of shares reserved for issuance thereunder to 2,925,000.

         (3) To approve an amendment to our 1993 Director Option Plan to increase the number of shares reserved for issuance thereunder to 350,000.

         (4) To approve an amendment to our 1993 Director Option Plan to change the initial grant to 10,000 shares fully vested and the annual grant to 10,000 shares fully vested.

         (5) To approve an amendment to the Articles of Incorporation to increase the number of authorized Preferred shares to 20,064,516.

         (6) To ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for fiscal 2000.

         (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 21, 2000 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 21, 2000 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.


                                                     Sincerely,

                                                     /s/ RICHARD LANDRY
                                                     Richard Landry
                                                     Chief Executive Officer and
                                                     Chairman of the Board

San Mateo, California
April 28, 2000

                             YOUR VOTE IS IMPORTANT.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
        AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

       PRELIMINARY COPY. INTENDED DATE OF DEFINITIVE PROXY: APRIL 28, 2000


                         HYPERMEDIA COMMUNICATIONS, INC.

                            PROXY STATEMENT FOR 2000
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of HYPERMEDIA COMMUNICATIONS, INC., a California corporation ("HyperMedia"), for use at the Annual Meeting of Shareholders to be held Tuesday, June 6, 2000 at 12:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404. Our principal executive offices are located at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, and our telephone number at that location is (650) 573-5170.

         These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 1999, including financial statements, will be mailed on or about April 28, 2000 to all shareholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

         Shareholders of record at the close of business on April 21, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. We have one series of common shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 3,200,975 shares of our authorized Common Stock were issued and outstanding and held of record by approximately 350 shareholders. We have six series of preferred shares outstanding, designated Series E Preferred Stock, $.001 par value, Series F Preferred Stock, $.001 par value, Series G Preferred Stock, $.001 par value, Series H Preferred Stock, $.001 par value, Series I Preferred Stock, $.001 par value, and Series J Preferred Stock, $.001 par value. At the Record Date, 8,064,516 shares of Series E Preferred Stock were outstanding and held of record by one shareholder, 82,250 shares of Series F Preferred Stock were outstanding and held of record by one shareholder, 50,344 shares of Series G Preferred Stock were outstanding and held of record by one shareholder, 117,000 shares of Series H Preferred Stock were outstanding and held of record by one shareholder, 28,800 shares of Series I Preferred Stock were outstanding and held of record by one shareholder and 169,281 shares of Series J Preferred Stock were outstanding and held of record by one shareholder. The shares of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, and Series J Preferred Stock are convertible under certain circumstances into approximately 2,092,050 shares of Common Stock, 82,250 shares of Common Stock, 209,802 shares of Common Stock, 522,828 shares of Common Stock, 941,121 shares of Common Stock and 4,080,209 shares of Common Stock, respectively, and are entitled to the number of votes each would be entitled to cast if converted to Common Stock.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of HyperMedia as of April 21, 2000 as to
(i) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.

                                                                                     Shares Beneficially Owned (1)
                                                                                     -----------------------------
                                                                                                         Approximate
                         Five Percent Shareholders, Directors                                             Percent of
                            and Certain Executive Officers                           Number                  Total
                            ------------------------------                           ------                  -----
         MK Global                                                                10,041,730 (2)              83.4%
             2471 E. Bayshore Road
             Palo Alto, CA 94303

        Michael Kaufman                                                           10,055,480 (3)              83.4%
             c/o MK Global Ventures
             2471 E. Bayshore Road
             Palo Alto, CA 94303

        Greg Lahann                                                                9,995,825 (4)              83.0%
             c/o MK Global Ventures
             2471 E. Bayshore Road
             Palo Alto, CA 94303

        Dirk Spiers                                                                       --                    --

        Dr. Eugene C. Y. Duh                                                         181,359                   5.7%
             c/o Orient Semi-Conductor Electronics, Ltd.
             Bldg. 1, Section 4
             NAN-TZE
             Export Processing Zone
             Taiwan, R.O.C.

        Richard Landry                                                               263,103 (5)               7.6%
             c/o HyperMedia Communications, Inc.
             901 Mariner's Island Blvd.
             San Mateo, CA 94404

        John Topping                                                                  68,750 (6)               2.1%
             c/o HyperMedia Communications, Inc
             901 Mariner's Island Blvd.
             San Mateo, CA 94404

        Kenneth Klein                                                                 30,000 (7)                .9%
             c/o HyperMedia Communications, Inc
             901 Mariner's Island Blvd.
             San Mateo, CA 94404

        Directors and executive officers as a group (6 persons)                   20,413,158 (8)              96.0%

------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 21, 2000 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 220,320 shares of Common Stock owned by MK GVD Fund, and 1,724 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK GVD Fund. This also includes 2,090,050 shares of Common Stock issuable upon conversion of the Series E Preferred Stock held by MK Global Ventures II and 910,042 shares of Common Stock issuable as dividends upon the conversion of

                                      -2-



     the Series E Preferred Stock, 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 209,802 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 522,828 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 941,121 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 4,080,209 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. MK Global Ventures II and MK GVD Fund own, in the aggregate, 8,512,191 shares of Preferred Stock or 100% of the outstanding Preferred Stock.

(3) Includes 13,750 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 21, 2000. Also includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 220,320 shares of Common Stock owned by MK GVD Fund, and 1,724 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK GVD Fund. This also includes 2,090,050 shares of Common Stock issuable upon conversion of the Series E Preferred Stock held by MK Global Ventures II and 910,042 shares of Common Stock issuable as dividends upon the conversion of the Series E Preferred Stock, 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 209,802 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 522,828 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 941,121 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 4,080,209 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. Mr. Kaufman, a director of the Company, is a general partner of MK Global Ventures, MK Global Ventures II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares. MK Global Ventures II and MK GVD Fund own, in the aggregate, 8,512,191 shares of Preferred Stock or 100% of the outstanding Preferred Stock. Mr. Kaufman disclaims beneficial ownership of such shares.

(4) Includes 13,750 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 21, 1999. Also includes 925,450 shares of Common Stock owned by MK Global Ventures II, 220,320 shares of Common Stock owned by MK GVD Fund. This also includes 2,090,050 shares of Common Stock issuable upon conversion of the Series E Preferred Stock held by MK Global Ventures II and 910,042 shares of Common Stock issuable as dividends upon the conversion of the Series E Preferred Stock, 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 209,802 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 522,828 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 941,121 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 4,080,209 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. Mr. Lahann, a director of the Company, is a general partner of MK Global Venture II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares. MK Global Venture II and MK GVD Fund own, in the aggregate, 8,512,191 shares of Preferred Stock or 100% of the outstanding Preferred Stock. Mr. Lahann disclaims beneficial ownership of such shares.

(5) Represents 263,103 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 21, 2000.

(6) Represents 68,750 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 21, 2000.

(7) Represents 30,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 21, 2000.

(8) Includes 1,724 shares of Common Stock issuable upon exercise of the warrants to purchase Common Stock, and 8,836,305 shares of Common Stock issuable upon conversion of Series E Preferred Stock and dividends, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock listed in Notes 2, 3 and 4 above, and 389,353 shares of Common Stock issuable upon exercise of options to purchase Common Stock listed in Notes 3, 4, 5, 6 and 7 above, that are exercisable within 60 days of April 21, 2000.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of HyperMedia a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Each holder of Common Stock is entitled to one vote for each share held. Each holder of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock is entitled to the number of votes such holder could cast if such shares were converted into Common Stock. As of April 21, 2000, (i) each share of Series E Preferred Stock was convertible into 0.3 shares of Common Stock, (ii) each share of Series F Preferred Stock was convertible into 1 share of Common Stock, (iii) each share of Series G Preferred Stock was convertible into 4.2 shares of Common Stock, (iv) each share of Series H Preferred Stock was convertible into 4.5 shares of Common Stock, (v) each share of Series I Preferred Stock was convertible into 32.7 shares of Common Stock and (vi) each share of Series J Preferred Stock was convertible into 24.1 shares of Common Stock. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes for a candidate unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, shareholders may not cumulate votes.

         This solicitation of proxies is made by us, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Deadline for Receipt of Shareholder Proposals

         If you wish to submit proposals to be included in our 2001 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before December 28, 2000. In addition, in the event a stockholder proposal is not submitted to us prior to March 12, 2001, the proxy to be solicited by the Board of Directors for the 2001 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2001 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Our Board of Directors is composed of four directors. A board of four directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all four of whom are presently serving as our directors. In the event that any of our nominees are unable or decline to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders and until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

         The Board of Directors unanimously recommends that the Shareholders vote "FOR" each of the nominees listed below.

Nominees

         The names of the nominees and certain information about them as of April 21, 2000 are set forth below:

 Name of Nominee        Age     Position with the Company        Director Since
 ---------------        ---     -------------------------        --------------
Richard Landry          43     Chief Executive Officer and            1992
                               Chairman of the Board

Michael Kaufman (2)     58     Director                               1991

Greg Lahann (1)         41     Director                               1990

Dirk Spiers (1) (2)     42     Director                               2000

------------------
(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee


         All directors hold office until the next annual meeting of shareholders of HyperMedia and until their successors have been elected. Directors do not receive any cash compensation for their service as our directors, but are reimbursed for expenses incurred in connection with attending Board or committee meetings. Pursuant to the 1993 Director Option Plan, each of our non-employee directors receives one initial non-statutory stock option for 25,000 shares of Common Stock and an additional non-statutory stock option grant for 5,000 shares of Common Stock each year if he or she has been on the Board for at least six months, provided such issuances are approved by the Board of Directors. These options become exercisable cumulatively at the rate of 25 percent of the shares subject to the option for every year after the date of grant, based on the Board member's continued service. There is no family relationship between any director or executive officer of HyperMedia.

         Richard Landry joined us in January 1992 as our President and Publisher; he also became a director of HyperMedia at that time. Mr. Landry served as President and Publisher from 1992 until July, 1998. In July 1992, Mr. Landry became our Chief Executive Officer. In February 1997, Mr. Landry became the Chairman of the Board. From 1988 to 1991, Mr. Landry was Editor-in-Chief and Associate Publisher of PC World, a publication of PCW Communications, Inc. From 1986 to 1988, Mr. Landry was Managing Editor and Editor of PC World.

         Michael Kaufman became a director of HyperMedia in July 1991. Since October 1987, he has been the President of MK Global Ventures, Palo Alto, California, a venture capital firm specializing in early-stage and start-up financing of high technology companies. From August 1981 until October 1987, Mr. Kaufman was a general partner of Oak Investment Partners, a venture capital firm. Prior to August 1981, Mr. Kaufman was President and Chief Operating Officer of Centronics Data Corporation, a manufacturer of computer peripherals. Mr. Kaufman serves on the boards of directors of Asante Technologies, Inc., a networking products company, Davox Corp., a telecommunications company, DISC, an optical storage systems company, Human Pheromone Sciences, Inc. a technology-based company and Syntellect, an interactive company.

         Greg Lahann became a director of the HyperMedia in August 1990. From October 1987 until December 1993, he was the Chief Financial Officer of MK Global Ventures, and since January 1990 he has been a General Partner of MK Global Ventures II. From 1981 to 1987, Mr. Lahann was employed by Price Waterhouse LLP, as a Certified Public Accountant, in various positions, the last of which was as manager in the Audit Department..

         Dirk Spiers became a director of HyperMedia in February 2000. In January 2000 Mr. Spiers founded Agency3, a London based hi-tech advertising agency, where he serves as Managing Director. Since 1999 Mr. Spiers has been a founding partner and general manager of Conferenza, an online membership service and Web-based information resource for the digital media community. From September 1996 until December 1997 Mr. Spiers was vice president, product development at Compressent Inc. In 1987 Mr. Spiers founded and was President until 1996, of SMI Group, an international strategic marketing organization that services information technology companies throughout the UK, Europe, and the United States

Voting Agreement

         MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of stock held by each of them to elect Richard Landry and a nominee of MK Global to our Board of Directors. Pursuant to the Shareholder Voting Agreement, MK Global will vote for nominee Richard Landry and Richard Landry will vote for nominees Richard Landry and at least one of Michael Kaufman or Greg Lahann.

Board Meetings and Committees

         Our Board of Directors held a total of 3 meetings during fiscal 1999. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

         The Compensation Committee, which consisted of directors Michael Kaufman and Greg Lahann at the end of fiscal 1999, met once during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for our directors and officers.

         The Audit Committee, which consisted of directors Michael Kaufman and Greg Lahann at the end of fiscal 1999, met once during the fiscal 1999. This Committee is responsible for overseeing actions taken by our independent auditors and reviews our internal financial controls.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of the following directors during fiscal 1999: Michael Kaufman and Greg Lahann. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our directors and officers. Mr. Landry, our

Chief Executive, is not a member of the Compensation Committee and cannot vote on matters decided by the Committee. He does participate in all discussions and decisions regarding salaries and incentive compensation for all of our employees of and consultants, except that Mr. Landry is excluded from discussions and decisions regarding his own salary and incentive compensation.

         MK Global Ventures, MK Global Ventures II and MK GVD Fund (collectively, "MK Global") own approximately 37.6% of our outstanding Common Stock and 100% of our outstanding Preferred Stock. Michael Kaufman, one of our directors, is the General Partner of MK Global Ventures. Greg Lahann, one of our directors, is a General Partner of MK Global Ventures II. MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of Common Stock held by each of them to elect Richard Landry and a nominee of MK Global to our Board of Directors.


                                  PROPOSAL TWO
     APPROVAL OF THE AMENDMENT TO THE 1991 STOCK PLAN TO INCREASE THE NUMBER
            OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 2,925,000.

General

         We are seeking your approval of an amendment to the 1991 Stock Plan. The proposal will increase the number of shares reserved for issuance under the plan from 1,400,000 shares to 2,925,000 shares. The Board adopted an amendment to increase the number of shares of common stock reserved for issuance under the 1991 Stock Plan on February 18, 2000, subject to your approval at the Annual Meeting. The 1991 Stock Plan is attached as Appendix A to this Proxy Statement.

         We propose to amend the 1991 Stock Plan to increase the number of shares of common stock reserved for issuance under the 1991 Stock Plan by 1,525,000, from 1,400,000 to 2,925,000. As of April 21, 2000, of the 1,400,000
shares reserved for issuance under the 1991 Stock Plan, only 196,690 are available for future grants. We believe that in order to attract, retain and motivate officers, employees and non-employee consultants, the number of shares available for issuance under the 1991 Stock Plan must be increased. While we recognize the possible dilutive effect on our shareholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of HyperMedia through the granting of awards to acquire HyperMedia common stock is important to our success and, accordingly, will benefit HyperMedia and our shareholders. We believe it is in the best interests of our shareholders to approve this amendment to the 1991 Stock Plan. If the proposal is not approved by the shareholders, the 1991 Stock Plan will continue with only 196,690 shares of common stock reserved for issuance thereunder. Amended section 3. of the plan will read, in part, as follows:

                  "Stock  Subject  to the Plan.  Subject  to the  provisions  of
Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,925,000 shares of Common Stock."

Vote Required and Recommendations of the Board of Directors

         The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal is required to approve this proposal to amend the 1991 Stock Plan to increase the number of shares reserved for issuance thereunder to 2,925,000. So, if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal. Your broker is not entitled to vote on this proposal unless it receives instructions from you. If your broker does not vote your shares on this proposal, it will have the same effect as a vote "against" this proposal.

         The Board of Directors unanimously recommends a vote "FOR" the amendment of the 1991 Stock Plan.

Summary of the 1991 Stock Plan

         We have summarized below certain key provisions of the 1991 Stock Plan.

Description of the Plan

         The purpose of the 1991 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with HyperMedia, to provide additional incentive to our employees (including officers and employee-directors) and consultants and to promote the success of our business. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section
422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

Administration

         The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator").

Eligibility; Limitations

         Non-statutory stock options and stock purchase rights may be granted under the 1991 Plan to our employees and consultants and to employees and consultants of any parent or subsidiary of HyperMedia. Incentive stock options may be granted only to employees of HyperMedia and employees of any parent or subsidiary of HyperMedia. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. Approximately 35 people are currently eligible to be granted options or stock purchase rights under the 1991 Stock Plan.

Terms and Conditions of Options

         Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

         (a) Exercise Price: The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a non-statutory stock option may not be less than 85% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of a non-statutory stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined by the Administrator.

         (b) Exercise of Option; Form of Consideration: The Administrator determines when options become exercisable; provided, however, that options granted to individuals other than officers, directors and consultants must vest at a rate of no less than 20% per year over five years from the date of grant. The Administrator may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of our Common Stock (with some restrictions), cashless exercises, a reduction in the amount of any HyperMedia liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) Term of Option: The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d)  Termination  of  Employment.   If  an  optionee's   employment  or
consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

         (e) Death or Disability: If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

         (g) Non-transferability of Options: Options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Purchase Rights

         In the case of Stock Purchase Rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us or any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the Administrator, but at a minimum rate of 20 percent per year.

Adjustments Upon Changes in Capitalization

         In the event that our Common Stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right. In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution. In the event of our merger with or into another corporation or the sale of substantially all of our assets, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the Plan

         The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, we shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with
Section 422 of the Code, or any similar rule or statute. No such action by our Board or shareholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the shareholders or the Board, whichever is earlier.

Federal Income Tax Consequences

         Incentive Stock Options: An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair  market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also one of our officers, directors, or 10% shareholders. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Non-statutory Stock Options: An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, is treated as long-term or short-term capital gain or loss, depending on the holding period.

         Stock Purchase Rights: Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture "within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the purchaser's termination of employment with us. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and us with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences under the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside or consequences under tax laws other than income tax laws.

Participation in the 1991 Stock Plan

         Please see "Executive Compensation and Other Matters - Executive Compensation -- Option Grants in Fiscal 1999" for information with respect to the grant of options to the Named Executive officers during fiscal 1999. During fiscal 1999, all other employees as a group were granted options to purchase 488,500 shares pursuant to the 1991 Stock Plan.


                                 PROPOSAL THREE
      APPROVAL OF AN AMENDMENT TO THE 1993 DIRECTOR OPTION PLAN TO INCREASE
        THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 350,000

General

         We are seeking your approval of an amendment to the 1993 Director Option Plan. The proposal will increase the number of shares reserved for issuance under the plan from 250,000 shares to 350,000 shares. The Board adopted this amendment to increase the number of shares of common stock reserved for issuance under the 1993 Director Option Plan on February 18, 2000 subject to your approval at the Annual Meeting. The 1993 Director Option Plan is attached as Appendix B to this Proxy Statement.

         As of April 21, 2000, of the 250,000 shares reserved for issuance under the 1993 Director Option Plan, only 115,000 are available for future grants. We believe that in order to attract, retain and motivate non-employee Directors, the number of shares available for issuance under the 1993 Director Option Plan must be increased. While we recognize the possible dilutive effect on our shareholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of HyperMedia through the granting of awards to acquire HyperMedia common stock is important to our success and, accordingly, will benefit HyperMedia and our shareholders. We believe it is in the best interests of our shareholders to approve this amendment to the 1993 Director Option Plan. If the proposal is not approved by the shareholders, the 1993 Directors' Option Plan will continue with only 250,000 shares of common stock reserved for issuance thereunder. Amended section
3. of the 1993 Director Option Plan will read, in part, as follows:

                  "Stock  Subject  to the Plan.  Subject  to the  provisions  of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan, is 350,000 Shares (the "Pool") of Common Stock."

Vote Required and Recommendations of the Board of Directors

         The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal is required to approve this proposal to amend the 1993 Director Option Plan to increase the number of shares reserved for issuance thereunder to 350,000. So, if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal. Your broker is not entitled to vote on this proposal unless it receives instructions from you. If your broker does not vote your shares on this proposal, it will have the same effect as a vote "against" this proposal.

         The Board of Directors unanimously recommends a vote "FOR" the amendment of the 1993 Director Option Plan.


                                  PROPOSAL FOUR
     APPROVAL OF AN AMENDMENT TO THE 1993 DIRECTOR OPTION PLAN TO CHANGE THE INITIAL GRANT TO 10,000 SHARES FULLY VESTED AND THE ANNUAL GRANT TO 10,000
                              SHARES FULLY VESTED

General

         We are seeking your approval of an amendment to the 1993 Director Option Plan. The amendment will change the way option grants are issued to non-employee Directors. The Board adopted this amendment to change the amount of the initial grant given to new directors and the amount of the annual grant given to serving directors and the vesting schedule for both grants under the 1993 Director Option Plan on February 18, 2000, subject to your approval at the Annual Meeting. The 1993 Director Option Plan is attached as Appendix B to this Proxy Statement.

         We propose to amend the 1993 Director Option Plan to change the amount of the initial grant given to new non-employee directors from 25,000 shares to 10,000 shares and to change the amount of the annual grants from 5,000 shares to 10,000. We, also propose to change the vesting schedule for both the initial grant and the annual grants from 25 percent per year to grants that are fully vested on the date of the grant. We believe that in order to attract, retain and motivate non-employee Directors, we need to change the amount of the directors' grants and their vesting schedule. While we recognize the possible dilutive effect on our shareholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of HyperMedia through the granting of awards to acquire HyperMedia common stock is important to our success and, accordingly, will benefit HyperMedia and our shareholders. We believe it is in the best interests of our shareholders to approve this amendment to the 1993 Plan. If the proposal is not approved by the shareholders, the 1993 Director Option Plan will continue to make initial grants to new directors of 25,000 shares and annual grants of 5,000 shares. Additionally both the initial grants and annual grants will continue to vest at the rate of 25 percent per year. Amended sections of the plan will read, in part, as follows:

         "4.(a)(ii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

         4.(a)(iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on June 1 of each year, if on such date, he shall have served on the Board for at least six (6) months.

         4.(a)(v)(D) the First Option shall become exercisable on the date of the grant.

         4.(a)(vi)(D) the Subsequent Option shall become exercisable on the date of the grant."

Vote Required and Recommendations of the Board of Directors

         The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal is required to approve this proposal to amend the 1993 Director Option Plan to change the initial grant to 10,000 shares fully vested and the annual grant to 10,000 shares fully vested. So, if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal. Your broker is not entitled to vote on this proposal unless it receives instructions from you. If your broker does not vote your shares on this proposal, it will have the same effect as a vote "against" this proposal.

         The Board of Directors unanimously recommends a vote "FOR" the amendment of the 1993 Director Option Plan.

Summary of the 1993 Director Option Plan

         We have summarized below certain key provisions of the 1993 Director Option Plan.

Purpose

         The purposes of the 1993 Director Option Plan is to attract and retain the best available individuals for service as our directors, to provide additional incentive to our directors and to encourage their continued service on our Board. The 1993 Director Option Plan, and the right of directors to receive options thereunder, upon its initial adoption was intended to qualify as a plan having "disinterested administration" under Rule 16b-3 pursuant to the Exchange Act.

Administration

         The 1993 Director Option Plan is administered by the Board of Directors, who receive no additional compensation for such service. All grants of options under the 1993 Director Option Plan are automatic and non discretionary pursuant to the terms of the 1993 Director Option Plan. All questions of interpretation or application of the 1993 Director Option Plan are determined by the Board, whose decisions are final and binding upon all participants.

Eligibility

         Options under the 1993 Director Option Plan may be granted only to our non-employee directors. As of the Annual Meeting, we will have three non-employee directors, all of whom have been nominated to serve as directors for the 2000 fiscal year.

Participation In The Plan

         Participation in the 1993 Director Option Plan provides for grants of options to be made in two ways: (1) Each non-employee director is automatically granted a non-statutory option to purchase 25,000 shares of our Common Stock upon the date on which such individual first becomes a director, whether through election by our shareholders or by appointment by the Board of Directors in order to fill a vacancy; (2) Each non-employee director who has served at least six months and who continues to serve on the Board on such date receives, on June 1 of each year, a non-statutory option for 5,000 shares.

Terms of Options

         Each option granted under the 1993 Director Option Plan is evidenced by a written stock option agreement between us and the optionee. Options are generally subject to the terms and conditions listed below:

         (a) Exercise of the Option: Options granted under the 1993 Director Option Plan become exercisable at the rate of 25 percent per year. Options granted under the 1993 Director Option Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the 1993 Director Option Plan. An option is exercised upon written notice of exercise to us specifying the number of full shares of Common Stock to be purchased and tender of payment of the purchase price. Payment for shares purchased upon exercise of an option shall be in such form of consideration as is authorized by the 1993 Director Option Plan.

         (b) Exercise Price: The per share exercise price of options granted under the 1993 Director Option Plan is 100% of the fair market value per share of our Common Stock on the date of grant of the option. The fair market value is determined by the closing price on OTC:BB Market on the date of grant.

         (c) Termination of Employment: If an optionee ceases to serve as our director, he may, but only within three months after the date he ceases to be a director, exercise his option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the option on the date of such termination, or if he does not exercise such option within the time specified, the option terminates.

         (d) Disability: In the event that a director is unable to continue his service as such with us as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Tax Code), he may, but only within twelve months from the date of termination, exercise his option to the extent he was entitled to exercise his option at the date of such termination. To the extent that the option is not exercised within such twelve-month period, the option terminates.

         (e) Death: If an optionee should die while serving as a director, the option may be exercised at any time within twelve months after death by the optionee's estate to the extent the option would have been exercisable by the optionee on the date of death. To the extent that the option is not exercised within such twelve-month period, the option terminates.

         (f) Liquidation or Acquisition: In the event of our proposed liquidation or dissolution, options granted under the 1993 Director Option Plan shall terminate, to the extent they have not previously been exercised. In the event of a proposed sale of all or substantially all of our assets, or our merger with or into another corporation, options shall be assumed or equivalent options shall be substituted by such successor corporation or its parent or subsidiaries. If such successor corporation refuses to assume the options or to substitute equivalent options, then the options will terminate on the date of merger or sale.

         (g) Non-transferability of Options: Options granted pursuant to the 1993 Director Option Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Options Outstanding

         As of the Record Date, none of the options to purchase shares have been exercised, options to purchase an aggregate of 135,000 shares held by three optionees were outstanding, and 115,000 shares remained available for future grants under the 1993 Director Option Plan.

Capital Changes

         In the event of any changes made in our capitalization which result in a change in the number of issued shares of Common Stock without receipt of consideration, appropriate adjustments shall be made in the exercise price and in the number of shares subject to options outstanding under the 1993 Director Option Plan, as well as in the number of shares reserved for issuance under the 1993 Director Option Plan.

Amendment and Termination of the Plan

The Board may at any time amend, alter, suspend or discontinue the 1993 Director Option Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made, without such optionee's consent. In addition, to the extent necessary and desirable to comply with applicable law, we shall obtain shareholder approval of any amendment to the 1993 Director Option Plan in such a manner and to such a degree as required.

Federal Income Tax Consequences

         Options granted pursuant to the 1993 Director Option Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under
Section 16(b) of the Securities Exchange Act of 1934, as amended, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Tax Code within thirty days after the date of exercise.

         Upon a disposition of shares acquired pursuant to an option under the 1993 Director Option Plan, any difference between the sales price and the exercise price, will be treated as long-term or short-term capital gain or loss depending on the holding period.

         We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option under the 1993 Director Option

Plan. We are not required to withhold any amount for tax purposes on any such income included by the optionee.

         The foregoing is only a summary of the effect of federal income taxation upon optionees and us with respect to the grant and exercise of options under the 1993 Director Option Plan. It does not purport to be complete, and does not discuss the tax consequences under provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside or the consequences under tax laws other than income tax laws.

Participation in the 1993 Director Option Plan

         We are unable to predict the amount of benefits that will be received or allocated to any particular participant under the 1993 Director Option Plan. The following table sets forth the dollar amount and the number of shares that would have been granted under the 1993 Director Option Plan during the last fiscal year to (i) each of our Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees other than executive officers as a group.


                                                  1993 Director Option Plan
                                               ---------------------------------
                                               Shares Subject     Dollar Value
                                                 to Options        of Option
       Name And Position                          Granted         Grants (2) ($)
       -----------------                          -------         --------------

Richard Landry                                      --                  --
   Chief Executive Officer and
   Chairman of the Board
John Topping                                        --                  --
   President and Publisher
Kenneth Klein                                       --                  --
   Vice President, Finance and Administration,
   Chief Financial Officer and Secretary
All current executive officers as a group           --                  --
   (3 persons)
All current non-executive directors as a group    30,000(1)           $9,000
   (3 persons)
All other employees as a group                      --                  --
   (excluding current executive officer)

----------------------
(1) Reflects the number of options that would have been granted to the current directors who are not executive officers, if all such directors were directors during fiscal 1999.

(2) The dollar value of options granted under the 1993 Director Option Plan is computed by multiplying the number of shares subject to the option times the exercise price of the option on the date that such option would have been granted. All options that would have been granted under the 1993 Director Option Plan would have been granted at an exercise price equal to the fair market value of the Common Stock on the date of the grant.

                                  PROPOSAL FIVE
     APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
           AUTHORIZED NUMBER OF PREFERRED STOCK SHARES TO 20,064,516.

General

         We are seeking your approval of an amendment to our Articles of Incorporation. The proposal will increase the number of Preferred Stock shares that we are authorized to issue from 10,064,516 to 20,064,516. The Board adopted this amendment to the Articles of Incorporation to increase the number of authorized Preferred Shares on February 18, 2000, subject to your approval at the Annual Meeting.

         We propose to amend Article Three of our Articles of Incorporation to increase the number of authorized Preferred Shares from 10,064,516 to 20,064,516. As of April 21, 2000 we have issued 8,512,191 shares of Preferred Stock. We have only 1,552,325 authorized but unissued Preferred Shares available for future financing. The Additional Preferred Stock may be issued by the Board of Directors in one or more series with such designations, powers, preferences and relative participating, optional and other rights, including without limitation, dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences, and such qualifications and limitations as the Board of Directors may determine. No additional common shareholder approval would be required to set the terms of or for issuance of the Preferred Stock.

          Issuance of additional shares of Preferred Stock could effect the rights of our Common Stock shareholders, if the Preferred Stock, when issued, has rights and preferences senior to our Common Stock. The proposed amendment does not change the par value of the Preferred Stock. If adopted, the amendment will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of California. Amended
Article III. of the Articles of Incorporation will read, in part, as follows:

         "The total number of shares of Preferred Stock this Corporation shall have authority to issue is 20,064,516, with a par value of $0.001 per share."

         The purpose for increasing the amount of authorized Preferred Stock Shares is to provide us with additional shares of Preferred Stock that could be issued for corporate purposes without further shareholder approval unless required by applicable law or regulation. We currently expect that the reasons for issuing additional Preferred Stock will include effecting acquisitions of other businesses or properties, establishing strategic relationships with other companies and securing additional financing for our operations. The Board of Directors believes that it is in our best interest to have the additional Preferred Shares authorized at this time to alleviate the expense and delay of holding a special meeting of Shareholders to authorize additional shares of Preferred Stock when the need arises.

Vote Required and Recommendations of the Board of Directors

         The affirmative vote of a majority of the outstanding shares of each class or series of security entitled to vote is required to approve this proposal to amend the Articles of Incorporation to increase the authorized number of preferred stock to 20,064,516. So, if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal. Your broker is not entitled to vote on this proposal unless it receives instructions from you. If your broker does not vote your shares on this proposal, it will have the same effect as a vote "against" this proposal.

         The Board of Directors unanimously recommends a vote "FOR" the amendment of the Articles of Incorporation.


                                  PROPOSAL SIX
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2000, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         PricewaterhouseCoopers LLP has audited our financial statements annually since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote

         The affirmative vote of the holders of a majority of the shares of HyperMedia Common Stock voting in person or by proxy on this proposal at the annual meeting is required to approve the appointment of the independent auditors.

         The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table sets forth the compensation paid by us during the fiscal years ended December 31, 1999, 1998 and 1997 to the Chief Executive
Officer, President, and Chief Financial Officer (the "Named Executive Officers"). No other executive officer of HyperMedia received total annual salary and bonus in 1999 in excess of $100,000.

                           Summary Compensation Table

                                                                  Long-Term
                                                                 Compensation
                                                                    Awards
                                           Annual Compensation    Securities
                                          --------------------    Underlying
       Name and Principal Position        Year     Salary($)        Options
       ---------------------------        ----     ---------        -------
Richard Landry .........................  1999     $150,000         100,000
     Chief Executive Officer and          1998      150,000         100,000
     Chairman of the Board                1997      150,000            --

John Topping ...........................  1999     $186,455          80,000
     President and Publisher              1998      108,991(1)      120,000
                                          1997         --              --

Kenneth Klein ..........................  1999     $110,000          85,000
     Vice President, Finance and          1998         --              --
     Administration, Chief Financial      1997         --              --
     Officer and Secretary

-----------------
(1) Mr. Topping joined us in July 1998. 1998 salary amount is based on an annualized salary of $150,000, and also reflects a guaranteed commission payment of $35,625.


                                         Option Grants in Fiscal 1999

                                                                                        Potential Realizable
                     Number of                                                            Value at Assumed
                    Securities   % of Total                                            Annual Rates of Stock
                    Underlying     Options          Exercise                         Price Appreciation for
                     Options     Granted to          Price                                 Option Term(3)
                     Granted    Employees in        -------         Expiration        -----------------------
      Name           (#)(1)     Fiscal Year(2)      ($/sh.)            Date              5%              10%
      ----           ------     --------------      -------            ----           -------         -------
Richard Landry ..... 100,000         21%             0.375            8/30/09         $61,084         $97,264

John Topping .......  30,000          6%             0.281            1/04/09         $13,733         $21,865

                      50,000         11%             0.375            8/30/09         $30,542         $48,634

Kenneth Klein ......  80,000         17%             0.281            1/04/09         $36,618         $58,307

                       5,000          1%             0.375            8/30/09         $ 3,056         $ 4,865

------------------
(1) These options were granted under our 1991Stock Plan (the "Option Plan"). Options granted under the Option Plan generally have a ten-year term. Generally, 25 percent of the grant becomes exercisable 12 months after the date of grant. The balance of the grant then vests monthly, with full exercisability occurring on the fourth anniversary date. The per share exercise price is the fair market value of our Common Stock on the date of grant. Unless otherwise determined by the Board of Directors, the Option Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change in control," as defined in the Option Plan.
(2) Based on options to purchase an aggregate of shares granted to employees during 1999.

                                      -19-



(3) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect our estimate of future stock price.


Aggregated 1999 Fiscal Year-End Option Values

         The following table provides information on the value of unexercised options held by the Named Executive Officers at December 31, 1999.

                                                         Value of Unexercised
                         Number of Securities        ---------------------------
                    Underlying Unexercised Options     In-the-Money Options at
                         at December 31, 1999            December 31, 1999
                     ----------------------------    ---------------------------
Name                 Exercisable    Unexercisable    Exercisable   Unexercisable
----                 -----------    -------------    -----------   -------------
Richard Landry....    242,454          175,590         $85,765        $117,851
John Topping......     42,500          157,500          42,500         104,689
Kenneth Klein.....       --             85,000            --            24,379


Limitation of Liability and Indemnification Matters

         Pursuant to the California Corporations Code ("California Law"), we have adopted provisions in our Amended and Restated Articles of Incorporation that eliminate the personal liability of our directors and officers and our shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. Our Bylaws require us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by law.

         We have entered into indemnification agreements with each of our current directors and officers that provide for indemnification to the fullest extent permitted by California Law, including circumstances in which indemnification and the advancement of expenses are discretionary under California Law. We believe that the limitation of liability provisions in its Amended and Restated Articles of Incorporation and the indemnification agreements will enhance our ability to continue to attract and retain qualified individuals to serve as directors and officers.

         There is no pending litigation or proceeding involving any of our directors, officers or employees to which the indemnification agreements would apply.

Compensation of Directors

         Directors who are non-employees are automatically granted an option to purchase (i) 25,000 shares of our Common Stock at a purchase price equal to the fair market value of such shares on the date of grant, upon becoming a director and (ii) an additional 5,000 shares of our Common Stock on June 1 of each year if on such date he has served on the Board for at least six months. Such directors do not receive any other compensation for their services as members of the Board of Directors.

Report of the Compensation Committee of the Board of Directors on its Compensation Policies

         The following is the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") describing compensation policies and rationales applicable to our executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1999. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

General

         The Compensation Committee is responsible for setting compensation levels for our executive officers. All decisions by the Compensation Committee are reviewed by the entire Board of Directors.

         The Committee determines annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors.

         In fiscal 1999, the Compensation Committee determined the salaries of Richard Landry, Chief Executive Officer, John Topping, President and Publisher and Kenneth Klein, Vice President, Finance and Administration, Chief Financial Officer and Secretary. The Compensation Committee also reviewed and approved employment compensation matters for other management personnel. We formed the Compensation Committee in October 1993. It is comprised of two non-employee directors. The Compensation Committee met once during fiscal 1999.

Overview and Policies for 2000

         The goals of the executive compensation program are to attract, motivate, reward and retain the key executive talent necessary to achieve our business objectives and contribute to our long-term success. The Compensation Committee currently uses salary and stock options to meet these goals.

         In fiscal 1999, the Compensation Committee reviewed the base salaries of our executive officers by evaluating each executive's scope of responsibility, prior experience and salary history, and also took into account the salaries for similar positions at comparable companies. In reviewing the base salaries, the Compensation Committee focused on each executive's prior performance with us and expected contribution to our future success. The Compensation Committee will continue to perform this role in 2000.

         We provide long-term incentives to executive officers through our 1991 Stock Plan. The purpose of the 1991 Stock Plan is to attract and retain the best employee talent available and to create a direct link between compensation and our long-term performance. In general, the 1991 Stock Plan incorporates four-year vesting periods to encourage employees to remain with us. The size of each option grant is based on the recipient's position and tenure with us, the recipient's past performance, and the size of previous stock option grants, primarily weighted toward the recipient's position.

         The compensation for Richard Landry, John Topping and Kenneth Klein in 1999 was approved by the Compensation Committee.

Summary

         The Compensation Committee believes that our compensation policies as practiced to date have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to our goals. Our compensation policies will evolve over time as we move to attain the near-term goals we have set for ourselves while maintaining our focus on building long-term shareholder value.


                                                        Greg Lahann
                                                        Michael Kaufman

Performance Graph

         Set forth below is a graph comparing the annual percentage change in the cumulative return to the shareholders of our Common Stock with the cumulative return of the Nasdaq U.S. Index and the Standard & Poor's Publishing (Newspapers) Index for the period commencing December 31, 1994 and ending on December 31, 1999. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                          Cummulative Total Return
                                     -----------------------------------
                                     12/94 12/95 12/96 12/97 12/98 12/99

HYPERMEDIA COMMUNICATIONS, INC.       100    65    28    20     2    24
NASDAQ STOCK MARKET (U.S.)            100   141   174   213   300   542
S&P PUBLISHING (NEWSPAPERS)           100   126   160   261   270   371




(1) The graph assumes that $100 was invested on December 31, 1994 in the Common Stock and in each Index, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2)  We operate on a 52-week fiscal year which ended on December 31, 1999.

Certain Relationships and Related Transactions.

         We have entered into a financing arrangement with MK Global Ventures, in association with its MK GVD Fund. MK Global held approximately 83% of the outstanding shares of the common stock of HyperMedia, on an as converted basis, as of April 21, 2000. At December 31, 1999, we had $4,127,000 in loans outstanding to MK Global Ventures, in association with its MK GVD Fund. These borrowings accrue interest at a rate of 10% per annum and are secured by the assets of the company.

Interests of Certain Persons in Matters to be Acted Upon

         Each of the three current non-employee directors of the Company will annually be granted additional options to purchase 5,000 shares of the Company's common stock if proposal number four is approved. If proposal number four is approved, non-employee directors of the Company will annually be granted options to purchase a total of 10,000 shares of the Company's common stock. Currently non-employee directors are annually granted options to purchase a total of 5,000 shares of the Company's common stock. Although Richard Landry serves on our Board of Directors, since he is Chief Executive Officer of the Company he is not eligible for non-employee directors' option grants.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during fiscal 2000, all reporting persons complied with Section 16(a) filing requirements applicable to them.


                                  OTHER MATTERS

         We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                  THE BOARD OF DIRECTORS


Dated: April 28, 2000

                                   APPENDIX A

                         HYPERMEDIA COMMUNICATIONS, INC.
                                 1991 STOCK PLAN

                                  (As Amended)

       1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the a committee of directors appointed by the Board of Directors in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g)  "Company"  means  HyperMedia   Communications,   Inc.,  a
California corporation.

                  (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (i) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  regularly  quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (o) "Option" means a stock option granted pursuant to the Plan.

                  (p) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (q) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

                  (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1991 Stock Plan.

                  (t) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

                  (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (w) "Stock Purchase Right" shall mean a right, other than Option, to purchase Common Stock pursuant to the Plan.

                  (x) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares, which may be optioned and sold under the Plan, is 2,925,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple  Administrative  Bodies. The Plan may be
administered by different Committees with respect to different groups of Employees and/or Consultants.

                           (ii)   Section   162(m).   To  the  extent  that  the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent  desirable to qualify
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other  Administration.  Other  than as  provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock;

                           (ii) to select the Employees and  Consultants to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
and Stock Purchase Rights or any combination thereof, are granted hereunder;

                           (iv) to  determine  the  number  of  Shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the rate of vesting of any Option, the per Share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii)   to   determine   whether   and   under   what
circumstances an Option or Stock Purchase Right may be settled in cash under subsection 9(e) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce  the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                           (x)  to   determine   the  terms   and   restrictions
applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5. Eligibility.

                  (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options and Stock Purchase Rights to purchase more than 200,000 Shares.

                           (ii)  The  foregoing  limitation  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13.

                           (iii)  If  an  Option  or  Stock  Purchase  Right  is
cancelled (other than in connection with a transaction described in Section 13, the cancelled Option or Stock Purchase Right will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the written option agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

         8. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                    (B) granted to any other  Employee,  the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A)  granted to an  Employee  or  Consultant
who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)   granted  to  any  other   Employee  or
Consultant, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding the foregoing,  Options may be
granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California Corporation law).

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the written option agreement. Except in the case of Options granted to officers, directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares, which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within three months (or such other period of time (of at least thirty (30) days) as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options and Stock Purchase Rights. The Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by officers, directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

                  (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable

         13. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to,the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

         20. Information to Optionees. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                   APPENDIX B

                         HYPERMEDIA COMMUNICATIONS, INC.
                            1993 DIRECTOR OPTION PLAN

                                  (As Amended)

         1. Purposes of the Plan. The purposes of this 1993 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All  Options  granted  hereunder  shall  be   "non-statutory   stock
Options."

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d)  "Company"  means  HyperMedia   Communications,   Inc.,  a
California corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair
Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) in the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1993 Director Option Plan.

                  (i) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (p) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

                  (a) Procedure  for Grants.  The  provisions  set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person  shall  have any  discretion  to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) Each  Outside  Director  shall be  automatically
granted an Option to purchase 10,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

                           (iii) After the First  Option has been  granted to an
Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on June 1 of each year, if on such date, he shall have served on the Board for at least six
(6) months.

                           (iv)  Notwithstanding  the  provisions of subsections
(ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                           (v) The  terms of a First  Option  granted  hereunder
shall be as follows:

                                    (A) the term of the  First  Option  shall be
ten (10) years.

                                    (B) the First  Option  shall be  exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair  market  value  per  Share  on the  date of grant of the  First
Option.

                                    (D)   the   First    Option   shall   become
exercisable on the date of the grant.

                           (vi)  The  terms  of  a  Subsequent   Option  granted
hereunder shall be as follows:

                                    (A) the term of the Subsequent  Option shall
be ten (10) years.

                                    (B)   the   Subsequent   Option   shall   be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair market value per Share on the date of grant of the Subsequent Option.

                                    (D)  the  Subsequent   Option  shall  become
exercisable on the date of the grant.

                           (vii) In the event that any Option  granted under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of his or her disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term); provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent Option, each outstanding Option shall terminate as of the date of the closing of the merger or sale of assets. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         17. Information to Optionees. The Company shall provide to each Optionee, not less frequently than annually during the period such Optionee has one or more Options outstanding, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                      APPENDIX C

                         HYPERMEDIA COMMUNICATIONS, INC.
                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of HYPERMEDIA COMMUNICATIONS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April 28, 2000, and hereby appoints Richard Landry and Kenneth Klein, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and re-substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC. to be held on Tuesday, June 6, 2000, at 12:00 p.m., local time, at Company's offices at 901 Mariner's Island Blvd., Suite 365, San Mateo, California 94404, and at any and all continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

         Both of such attorneys or substitutes as shall be present and shall act at said meeting or any and all continuation(s) or adjournment(s) thereof (or if only one shall be present and acting, then that one) and shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN AMMENDMENT TO OUR 1991 STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 2,925,000, FOR THE APPROVAL OF AN AMMENDMENT TO OUR 1993 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 350,000, FOR THE APPROVAL OF AN AMMENDMENT TO OUR 1993 DIRECTOR OPTION PLAN TO CHANGE THE INITIAL GRANT TO 10,000 SHARES FULLY VESTED AND THE ANNUAL GRANT TO 10,000 SHARES FULLY VESTED, FOR THE APPROVAL OF AN AMMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES TO 20,064,516, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL 2000, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 ................................................................................
                            ^ FOLD AND DETACH HERE ^

1.   ELECTION OF DIRECTORS:

     FOR       WITHHOLD               Nominees: Richard Landry, Michael Kaufman,
               AUTHORITY              Greg Lahann and Dirk Spiers

     [ ]         [ ]                  __________________________________________
                                      For all nominees except as noted above

2. PROPOSAL TO APPROVE AN AMENDMENT TO OUR 1991 STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 2,925,000.

          FOR                             AGAINST                      ABSTAIN

          [ ]                               [ ]                          [ ]


3. PROPOSAL TO APPROVE AN AMENDMENT TO OUR 1993 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 350,000.

          FOR                             AGAINST                      ABSTAIN

          [ ]                               [ ]                          [ ]


4. PROPOSAL TO APPROVE AN AMENDMENT TO OUR 1993 DIRECTOR OPTION PLAN TO CHANGE THE INITIAL GRANT TO 10,000 SHARES FULLY VESTED AND THE ANNUAL GRANT TO 10,000 SHARES FULLY VESTED.

          FOR                             AGAINST                      ABSTAIN

          [ ]                               [ ]                          [ ]


5. PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES TO 20,064,516.

          FOR                             AGAINST                      ABSTAIN

          [ ]                               [ ]                          [ ]

                                      -26-

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6.   PROPOSAL  TO  RATIFY  THE  APPOINTMENT  OF  PRICEWATERHOUSECOOPERS  LLP  AS
     INDEPENDENT ACCOUNTANTS FOR THE THE COMPANY FOR FISCAL 2000.

          FOR                             AGAINST                      ABSTAIN

          [ ]                               [ ]                          [ ]


     In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any and all continuation(s) or adjournment(s) thereof.

Signature: ________________________________       Date: ________________________


Signature: ________________________________       Date: ________________________


This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. If shares are held by joint tenants or as community property, both should sign.

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